Exhibit 99.1

Alpha-Omega Services, Inc.

DISTRIBUTOR AGREEMENT

THIS DISTRIBUTOR AGREEMENT dated August 8, 2007 between Alpha-Omega Services, Inc., a California corporation, with its principal offices at 9156 Rose Street, Bellflower, CA  90706 (hereinafter referred to as "ALPHA-OMEGA"), and International Isotopes, Inc., a Texas corporation with its principal offices at 4137 Commerce Circle, Idaho Falls, Idaho 83401 (hereinafter referred to as "DISTRIBUTOR.").

Background

A.

ALPHA-OMEGA proposes to manufacture, produced and market and sell the product described in Exhibit A of this Agreement (the "Product").

B.

DISTRIBUTOR desires to purchase the Product from ALPHA-OMEGA and  independently distribute the Product in the territory described in Exhibit B (the "Territory").

1.

Appointment.

ALPHA-OMEGA hereby appoints DISTRIBUTOR, and DISTRIBUTOR hereby accepts appointment, as ALPHA-OMEGA's authorized exclusive DISTRIBUTOR during the Term of the Agreement to be Distributor of ALPHA-OMEGA with the right to sell and otherwise distribute the Products in the Territory, subject to the terms and conditions of this agreement.

2.

Term and Termination.

a.

Term.  The term ("Term") of this Agreement will commence as of the effective date hereof and shall continue until the fifth anniversary following [the date on which ALPHA-OMEGA receives US regulatory approval to manufacture and distribute the Products].  The Term of this Agreement shall automatically renew for one (1) more year on each anniversary thereafter unless terminated in writing by either party sixty (60) days prior to the end of any Term.

b.

Termination.  This Agreement shall be subject to termination at any time by mutual consent of the parties evidenced in writing.  This Agreement may be terminated by either party at its option and without prejudice to any other remedy to which it may be entitled at law, in equity or otherwise under this Agreement, in the following circumstances and in the manner indicated:

(i) Immediately, without notice, if either party is adjudicated a voluntary or involuntary bankrupt; if either party becomes insolvent or has a receiver of its assets or property appointed; if either party makes an assignment for the benefit of creditors; or if either party institutes or suffers to be instituted any proceeding for a reorganization or a rearrangement of its affairs;

(ii) Immediately, without notice, if either party allows any material money judgment against it to remain unsatisfied for a period of thirty (30) days or longer; or

(iii) Upon thirty (30) days’ written notice and demand to cure from one party, if the other party is in default in the performance of any material obligation under this Agreement; provided, however, if the non-performing party cures any such default within the thirty (30) day notice period, then such notice shall be of no force or effect.

DISTRIBUTOR Initial/Date:

c.

Effect of Termination.  Upon termination of this Agreement, DISTRIBUTOR shall promptly pay ALPHA-OMEGA all amounts outstanding for the purchase of Products.  ALPHA-OMEGA shall fill any and all purchase orders that have been firmly accepted by ALPHA-OMEGA prior to the effective date of the termination, and DISTRIBUTOR shall accept shipment and make payment for any such orders, all in accordance with the provisions of this Agreement, even though termination has been effected.  The terms and condition of this Agreement shall survive the expiration or termination of this Agreement to the full extent necessary for their enforcement and for the protection of the party in whose favor they operate..

DISTRIBUTOR's right under Section 7 of this Agreement to distribute the Product using ALPHA-OMEGA's trademarks and trade names will terminate simultaneously with any termination of this Agreement; provided that DISTRIBUTOR may use such trademarks and trade names for a period to the extent necessary to sell DISTRIBUTOR's remaining stock of the Product not repurchased by ALPHA-OMEGA or twelve (12) months whichever is earlier.

d.

Right to Repurchase.  For a period of ninety (90) days after notice of termination by either party, ALPHA-OMEGA will have the right, but not the obligation, to repurchase all or any of DISTRIBUTOR's remaining inventory of Products at DISTRIBUTOR's original cost or fair market value (whichever is less).

3.

Duties of ALPHA-OMEGA.

ALPHA-OMEGA will:

a.

fulfill all orders for Products of DISTRIBUTOR subject to the terms of this Agreement;

b.

provide DISTRIBUTOR with a suggested price list for the Products;

c.

exercise its reasonable best efforts to maintain name identification and quality image for the Products, and supply DISTRIBUTOR with the marketing, sales material and technical advice and data relating to the Products, when and as requested by DISTRIBUTOR, in reasonable quantities, without charge;

d.

support certain promotion expenses directly related to the sale of the Products.  All expenses will be approved in writing by ALPHA-OMEGA prior to incurring said expense.  Should DISTRIBUTOR incur expenses without the prior written approval and agreement by ALPHA-OMEGA, said expenses will not be subject to reimbursement.

4.

Duties of DISTRIBUTOR.

DISTRIBUTOR will:

a.

Exclusively purchase from ALPHA-OMEGA and actively promote, and sell the Product in the Territory;

b.

provide to ALPHA-OMEGA within a reasonable time such sales reports and other sales-related information as ALPHA-OMEGA may reasonably request from time to time;

c.

maintain an adequate sales organization for the distribution of the Product in the Territory;

d.

provide ALPHA-OMEGA with information relating to consumer demand and consumer reaction and other matters relating to the marketing and sale of the Product, insofar as such information is reasonably accessible to DISTRIBUTOR.

e.

cooperate with ALPHA-OMEGA in the development of the sales potential Territory;

f.

obtain and maintain, at DISTRIBUTOR's expense, all authorizations and licenses necessary to sell and distribute the Products in the Territory;

DISTRIBUTOR Initial/Date:

g.

comply, at DISTRIBUTOR's expense, with all local laws, regulations and requirements for the Export, sale and distribution of the Products in the Territory;

h.

comply with all United States of America (USA) laws, regulations and requirements applicable to DISTRIBUTOR's export of the Product from the USA;

i.

comply with all export control laws and regulations of the United States, including 10 CFR 810 and U.S. Export Administration Regulations;

j.

obtain from (a) each party to whom DISTRIBUTOR transfers, sells, leases or licenses use of the Product, and /or (b) the owner (and the operator, if different from the owner) of any facility at which the product is used (Each party, owner or operator being hereinafter individually refered to as the “Customer”), the following legally binding contractual provisions:

1)

An exclusion of all rights of recourse against the product designer arising out of claims against the customer by third parties for any liability for Nuclear Damage arising out of use of the product; and

2)

An exclusion of all liability of product designer to the customer associated with the product

k.

refer to ALPHA-OMEGA all inquiries and orders received by DISTRIBUTOR for customers located outside the Territory.

5.

Terms of Sale

a.

Prices.  The purchase price to DISTRIBUTOR for Products (the “Purchase Price”) shall be as set forth on the current product list then in effect provided that the Purchase Price shall be AOS’s List Price less 15%.  The difference between the Purchase Price and DISTRIBUTOR’s selling price to its customers shall be DISTRIBUTOR’s sole remuneration for sale of Products.  ALPHA-OMEGA will not offer the Product to its customers at less then AOS’ List Price unless notification is given to and agreed by Distributor. Alpha Omega has the right at any time to revise the Purchase Prices of the Products upon sixty (60) days’ advance written notice to DISTRIBUTOR.  Such revisions shall apply to all orders received after the effective date of revision.  Purchase Price increases shall not affect unfulfilled purchase orders accepted by ALPHA-OMEGA prior to the effective date of the Purchase Price increase.

b.

Order and Acceptance.  All orders for Products submitted by DISTRIBUTOR shall be initiated by written purchase orders sent to ALPHA-OMEGA by facsimile, air mail, courier or other manner acceptable to the parties and requesting a delivery date during the Term of this Agreement.  No order shall be binding upon ALPHA-OMEGA until accepted in writing by ALPHA-OMEGA, and ALPHA-OMEGA shall have no liability to DISTRIBUTOR with respect to purchase orders that are not accepted.  Unless otherwise indicated, shipment of an order shall be deemed to constitute ALPHA-OMEGA’s acceptance thereof.  ALPHA-OMEGA shall use its reasonable efforts to deliver Products at the times requested in DISTRIBUTOR’s purchase orders or shall otherwise notify DISTRIBUTOR in writing of a new delivery date.

c.

Payment.  Payment for Products ordered by DISTRIBUTOR from ALPHA-OMEGA, or for any other amounts owing to ALPHA-OMEGA, shall be made by means of either (i) a wire transfer to the ALPHA-OMEGA’s bank account ALPHA-OMEGA shall not be required to make any shipment until payment is made consistent with the terms hereof.  Unless otherwise agreed to by ALPHA-OMEGA, all payments hereunder shall be in US dollars.

d.

Shipping.  All Products shall be sold and shipped F.O.B. Alpha-Omega Services, Inc.’s plant at which time risk of loss and damage shall pass to DISTRIBUTOR.  All freight, insurance and other shipping expenses beyond the FOB Point shall be paid by DISTRIBUTOR.

DISTRIBUTOR Initial/Date:

e.

Inspection of Products.  DISTRIBUTOR shall inspect all Products promptly upon receipt thereof and may reject any Product that fails in any material way to meet the specifications for the Product.  Any Product not properly rejected within thirty (30) business days of receipt of that Product by DISTRIBUTOR (the “Rejection Period”) shall be deemed accepted.  To reject a Product, DISTRIBUTOR shall, within the Rejection Period, notify ALPHA-OMEGA in writing or by facsimile of its rejection.  As promptly as possible, ALPHA-OMEGA shall, at its expense, replace properly rejected Products.  For properly rejected Products, ALPHA-OMEGA shall pay the shipping charges (i) for return of the non-conforming Products to ALPHA-OMEGA and (ii) for shipment of replacement Products back to DISTRIBUTOR.  DISTRIBUTOR shall be responsible for all shipping charges for any Products which have been improperly rejected.  In no event shall ALPHA-OMEGA be liable for any repair, replacement or shipment of Products which have been damaged or abused by DISTRIBUTOR or its agents.

f.

Taxes.  DISTRIBUTOR’s Purchase Price does not include any federal, state or local taxes or fees that may be applicable to Products either in the United States or the Territory or elsewhere, all of which shall be the sole responsibility of DISTRIBUTOR.  If ALPHA-OMEGA elects to pay the same on DISTRIBUTOR’s behalf, or is otherwise required to pay the same or withhold the same, ALPHA-OMEGA may either require prepayment of the same, or add such taxes or fees as a line item on its invoice, and DISTRIBUTOR shall reimburse ALPHA-OMEGA for the same within fifteen (15) days of the date of the invoice.

6.

Warranty  and Service

a.

ALPHA-OMEGA represents and warrants that it: (i) has good and marketable title to the Products, the design of the Products and any and all other property rights (intellectual or otherwise) related directly or indirectly to the Products, free and clear of any and all security interests, liens, claims, or encumbrances and (ii) has the full power and authority to execute, deliver and perform it respective obligations under this Agreement and to consummate the transactions contemplated hereby.

b.

ALPHA-OMEGA warrants that the ALPHA-OMEGA product sold to the DISTRIBUTOR under this Agreement to be merchantable quality at the time of shipment and limited to any described application that may be stated on the package or official ALPHA-OMEGA sales literature or document.  Any and all claims will be deemed waived if DISTRIBUTOR fails to notify ALPHA-OMEGA within the Rejection Period.  In any event, ALPHA-OMEGA's liability will not exceed the purchase price of the Products in respect of which a claim is made.

c.

Except as stated in Section 6.a., above, ALPHA-OMEGA makes no warranty, either expressed or implied.  ALPHA-OMEGA expressly disclaims any implied warranty of fitness for a particular purpose.  Representations and warranties made by any person, including DISTRIBUTOR, which are inconsistent with the terms of the warranties in subparagraph 6.a. will not be binding upon ALPHA-OMEGA.

d.

The representations and warranties made hereunder by ALPHA-OMEGA shall transfer to the customers of DISTRIBUTOR

7.

Use of Name,Trademarks and Private Labeling.

a.

Use.  During the Term of this Agreement, DISTRIBUTOR may (i) use the name, trademarks, trade names and logos of ALPHA-OMEGA in connection with the distribution and sale of the Products under this Agreement; (ii) indicate to the public that it is an authorized DISTRIBUTOR of the Products in the Territory; and (iii) advertise the Products (in the Territory) under the trademarks, trade names and service marks that ALPHA-OMEGA may adopt from time to time in connection with the Products.  DISTRIBUTOR shall not, however, use ALPHA-OMEGA’s name in either its own corporate name or any fictitious business name.

DISTRIBUTOR Initial/Date:

b.

Rights in Trademarks.  Except for the limited rights specified in Section 7.a above, nothing herein shall grant to DISTRIBUTOR any right, title or interest in ALPHA-OMEGA’s name or trademarks.  DISTRIBUTOR hereby agrees not to challenge or assist others in challenging ALPHA-OMEGA’s trademarks or the registration thereof or attempt to register any trademarks, marks or trade names confusingly similar to ALPHA-OMEGA’s trademarks at any time during or after the Term of this Agreement.  DISTRIBUTOR shall immediately assign without consideration to ALPHA-OMEGA any interest it may obtain in ALPHA-OMEGA’s trademarks or registrations or any application therefore.

c.

Approval of Use.  DISTRIBUTOR shall submit any intended use of the ALPHA-OMEGA’s trademarks to ALPHA-OMEGA and DISTRIBUTOR shall not use the ALPHA-OMEGA’s trademarks in any manner which is contrary to ALPHA-OMEGA’s instructions or which is contrary to any trademark usage policies or guidelines which ALPHA-OMEGA may adopt from time to time.

d.

ALPHA-OMEGA’s Trademark Registrations.  At the request of ALPHA-OMEGA, DISTRIBUTOR shall assist ALPHA-OMEGA and its counsel in registering and taking whatever steps as are necessary to adequately protect ALPHA-OMEGA’s trademarks under the laws of the Territory.  Such registrations, including the applications therefor, shall remain the sole and exclusive property of ALPHA-OMEGA.

e.

Infringements.  DISTRIBUTOR shall notify ALPHA-OMEGA promptly in writing if it becomes aware of or suspects any infringement of any of the ALPHA-OMEGA’s trademarks.  ALPHA-OMEGA shall have the sole right, but not the obligation, to take action regarding any alleged infringement of any of the ALPHA-OMEGA’s trademarks.  DISTRIBUTOR shall fully cooperate with ALPHA-OMEGA in any such action.

f.

Markings. DISTRIBUTOR shall not, without the prior written consent of ALPHA-OMEGA, remove or alter any patent numbers, trade names, trademarks, trademark registration numbers, notices, serial numbers, labels, tags or other identifying marks, symbols or legends affixed to any Products, containers or packages, or use any such items other than in connection with the Products.

8.

Waiver and Delay.

No waiver by either party of any breach or series of breaches or default in performance by the other party, and no failure, refusal or neglect of either party to exercise any right, power or option given to it hereunder or to insist upon strict compliance with or performance of either party’s obligations under this Agreement, shall constitute a waiver of the provisions of this Agreement with respect to any subsequent breach thereof or a waiver by either party of its right at any time thereafter to require exact and strict compliance with the provisions thereof.

9.

Independent Contractors.

The relationship of ALPHA-OMEGA and DISTRIBUTOR established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct or control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (iii) allow DISTRIBUTOR to create or assume any obligation on behalf of ALPHA-OMEGA for any purpose whatsoever.

DISTRIBUTOR Initial/Date:

10.

Entire Agreement.

This Agreement (together with its Exhibits) contain all of the terms and conditions agreed upon by the parties hereto with reference to the subject matter hereof.  No other agreements, oral or otherwise, shall be deemed to exist or to bind either of the parties hereto, and all prior agreements and understandings are superseded hereby.  Except as contemplated herein, this Agreement cannot be modified or changed except by written instrument signed by both of the parties hereto.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto, subject to the restrictions on assignment contained herein.  This Agreement may be executed in counterparts and each taken together shall constitute one and the same document.  Signatures provided herein by facsimile shall be deemed to be sufficient to bind the undersigned.

11.

Severability.

Nothing contained in this Agreement shall be construed as requiring the commission of any act contrary to law.  Whenever there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event the provisions of this Agreement thus affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law.  In the event that any part, section, paragraph, sentence or clause of this Agreement shall be held to be indefinite, invalid or otherwise unenforceable, the indefinite, invalid or unenforceable, such provision shall be modified only to the extent necessary to render it enforceable and this Agreement shall be valid and enforceable and the parties hereto agree to be bound by and perform same as thus modified.

12.

Jurisdiction

This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the state of California, without regard to its conflicts of laws principles.  If any proceeding is initiated by either of the parties hereto, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees in addition to any other relief that may be awarded.

13.

Force Majeure

ALPHA-OMEGA shall not be liable for any failure to deliver hereunder, where such failure has been occasioned by fire, embargo, strike, failure to secure materials from the usual source of supply, delays in transportation or any other circumstance beyond ALPHA-OMEGA’s control which prevents ALPHA-OMEGA from making deliveries in the normal course of its business.  ALPHA-OMEGA shall, however, promptly make the delivery, at the agreed price, when any such cause or causes interfering with delivery shall have been removed.

14.

Notices

All notices, acceptance and other communications will be in writing and will be deemed given when delivered (if given in person), or sent by electronic facsimile (FAX), or deposited in the mail (sent by air mail, postage prepaid), properly addressed to:

For:

Alpha-Omega Services, Inc

9156 Rose Street

Bellflower, CA 90706

Phone: (562) 804-0604

FAX: (562) 804-0610

For:

International Isotopes, Inc

4137 Commerce Circle

Idaho Falls, ID 83401

Phone:

(208) 524-5300

FAX:

(208) 524-1411

DISTRIBUTOR Initial/Date:

15.

Assignment

This Agreement and the rights and obligations hereunder may not be assigned, in whole or in part, by DISTRIBUTOR without the prior written consent of ALPHA-OMEGA.

ALPHA-OMEGA shall be entitled to assign any of its rights or obligations hereunder with a 30 day written notification prior to the effective date of the assignment.

DISTRIBUTOR Initial/Date:

IN WITNESS WHEREOF,  the parties have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

Alpha-Omega Services, Inc.
a California corporation

By:	/s/ Troy Hedger
Its:	CEO
Date:	08-08-07

International Isotopes, Inc.
a Texas corporation

By:	/s/ Steve T. Laflin
Its:	President & CEO
Date:	08-14-07

DISTRIBUTOR Initial/Date:

Exhibit A

The ALPHA-OMEGA Products which pertain to this Agreement are included in the following, as initialed by both ALPHA-OMEGA and DISTRIBUTOR:

(US Nuclear Regulatory Commision Certificate to be placed here once received)

DISTRIBUTOR Initial/Date:

Exhibit B

The Territory which pertains to this Agreement is as follows:

Worldwide

DISTRIBUTOR Initial/Date: